Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 25, 2016, by and between MISONIX, INC., a New York corporation with its principal offices at 1938 New Highway, Farmingdale, New York 11735 (the "Company"), and Stavros G. Vizirgianakis with an address at No. 16, Idle Wild, 33 Outspan Road, Riverclub, Gauteng 2191 South Africa (the "Investor").

WHEREAS, the Investor, as a director, officer and shareholder of the Company, has a substantive, pre-existing relationship with the Company; and

WHEREAS, the Company now desires to issue and sell to the Investor, and the Investor now desires to purchase from the Company in a private placement, upon the terms and conditions set forth in this Agreement, such number of shares of the Company's unregistered Common Stock, par value $0.01 per share (the “Common Stock”) as provided in this Agreement (the "Shares").

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

1.	PURCHASE OF SHARES

Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Investor at the Closing, and the Investor agrees to purchase at the Closing, 761,469 newly issued Shares at a price per share of $5.253 (the "Purchase Price"), which represents 102% of the consolidated closing bid price of the Common Stock as reported by the Nasdaq Global Market (the “Closing Bid Price”) for the last completed trading day immediately preceding the execution of this Agreement.

2.	CLOSING

2.1. Closing

Upon the terms and subject to the satisfaction or waiver of all of the conditions to closing set forth in this Agreement, the closing (the "Closing") of the purchase and sale of the Shares shall take place at the offices of Wiggin and Dana LLP, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or at such other location as the Company and the Investor may mutually agree upon.

2.2. Closing Deliveries

(a) Deliveries by the Investor. At the Closing, the Investor shall deliver to the Company the following:

(i) the aggregate Purchase Price for the Shares, by wire transfer of immediately available funds to the account designated in writing to the Investor by the Company for such purpose.

(b) Deliveries by the Company. At the Closing, the Company shall deliver to the Investor the following:

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(i) Evidence of instruction to the Company’s transfer agent to issue a stock certificate evidencing the Shares (the "Share Certificate") registered in the name of the Investor (which certificate shall be delivered to the Investor as promptly as practicable following Closing).

3.	COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Investor that:

3.1. Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

3.2. Authorization

The execution, delivery and performance of this Agreement by the Company, the fulfillment of and compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Company, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

3.3. Title to Shares

The Shares have been duly authorized and, upon payment by the Investor of the aggregate Purchase Price and delivery by the Company to the Investor of the Share Certificate pursuant to the terms hereof, the Shares will be validly issued and fully paid and nonassessable, and the Investor will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Investor or any restrictions created by federal or state securities laws).

3.4. Non-Contravention

The issuance and sale by the Company of the Shares does not conflict with the certificate of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property. No consent, approval, license, permit, certificate or authorization from any governmental entity or securities exchange, or registration, declaration or filing with a governmental entity or securities exchange, is required in connection with the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby; other than (a) the notification to The Nasdaq Stock Market for the listing of the Shares for trading thereon in the time and manner required thereby and (b) such exemptive filings as have already been obtained, or are required to be made post-Closing, under applicable securities laws (including Form D and applicable post-closing blue sky filings). No consent, approval or authorization of the Company’s stockholders is required in connection with the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby.

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3.5. Non-Solicitation

The Investor, as a director, officer and shareholder of the Company, has a substantive, pre-existing relationship with the Company and (a) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising and (b) the Shares were not offered or sold to the Investor by any form of general solicitation or general advertising.

3.6. Capitalization

(a) The authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, of which, as of the close of business on October 24, 2016 (the “Capitalization Date”), there were 7,809,385 shares issued and outstanding (excluding 138,849 shares of Common Stock held in treasury). All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(b) As of the Capitalization Date, the Company has no shares of Common Stock reserved for or otherwise subject to issuance, except as described in the Company SEC Documents (as defined below).

3.7. SEC Filings

Except as set forth in the Company’s Form 12b-25 filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2016, since July 1, 2011, the Company has filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, statements and documents required to be filed or furnished by it under the federal securities laws, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (such documents and any other documents filed by the Company with the SEC, as have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”). The Company has made available (by public filing with or furnishing to the SEC or otherwise) to Investor true and complete copies of all material written correspondence between the SEC, on the one hand, and the Company, on the other hand, since July 1, 2011. To the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC comment.

3.8. Legal Proceedings

There is no legal proceeding (whether at law or in equity) before, or any investigation by, a governmental entity pending or, to the knowledge of the Company, threatened against or otherwise relating to the Company or its subsidiaries that challenges or seeks to enjoin, alter or materially delay the transactions contemplated by this Agreement.

4.	INVESTOR REPRESENTATIONS AND WARRANTIES

The Investor hereby represents and warrants to the Company that:

4.1. Organization and Standing; Legal Capacity

The Investor has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

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4.2. Authorization; Binding Obligation

When executed by the Investor, this Agreement will constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

4.3. Non-Contravention

The purchase by the Investor of the Shares does not conflict with any laws or regulations or decree, ruling or judgment of any court applicable to the Investor or the Investor's property.

4.4. Purchase Entirely for Own Account

The Shares to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares to be received by the Investor.

4.5. Investment Experience and Access to Information

(a) The Investor can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares.

(b) The Investor has been furnished all information the Investor considers necessary or appropriate for deciding whether to purchase the Shares. The Investor has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Company regarding the business, operations, financial condition, assets and liabilities of the Company and the terms and conditions of the offering of the Shares.

4.6. Restricted Shares

The Investor understands and acknowledges that the Shares being acquired pursuant hereto are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), except in certain limited circumstances. The Investor is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7. Legends

The Investor understands and acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE SECURITIES ACT."

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(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

4.8. Accredited Investor

The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Investor is aware that the Company is relying upon the representations, warranties and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.9. Non-Solicitation

The Investor, as a director, officer and shareholder of the Company, has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, and (ii) the Shares were not offered or sold to the Investor by any form of general solicitation or general advertising.

5.	MISCELLANEOUS

5.1.	Notices

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

MISONIX, INC.

1938 New Highway

Farmingdale, NY 11735

Attention: Interim Chief Financial Officer

Email: jdwyer@misonix.com

with a copy (which shall not constitute notice) to:

Wiggin and Dana LLP

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

Attention: Michael Grundei, Esq.

E-mail: mgrundei@wiggin.com

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If to the Investor, to:

Stavros G. Vizirgianakis
No. 16, Idle Wild
33 Outspan Road
Riverclub
Gauteng 2191
South Africa
E-mail: svizirgianakis@misonix.com

with a copy (which shall not constitute notice) to:

King & Spalding LLP

1185 Avenue of the Americas

New York, NY 10036

Attn: Kenneth A. Raskin, Esq.

Email: kraskin@KSLAW.com

5.2. Assignment; Successors and Assigns

This Agreement and the rights granted hereunder may not be assigned by any party hereto without the prior written consent of the other party hereto. Any assignment in violation of this Section 5.2 shall be null and void ab initio. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

5.3. Third Party Beneficiaries

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement.

5.4. Entire Agreement

This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

5.5. Amendments

This Agreement may be amended or modified only by an agreement in writing signed by both parties hereto.

5.6. No Implied Waivers; Remedies

No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

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5.7. Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURTS FOR ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

5.8. Waiver of Trial by Jury

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.9. Headings

The headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

5.10. Severability

If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

5.11. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Signature pages to this Agreement may be delivered via facsimile or other electronic image transmission and such signature shall be valid and binding for all purposes.

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5.12. Survival of Representations and Warranties

The representations and warranties of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall continue in full force and effect for a period of three (3) years from the Closing.

[signature page follows]

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IN WITNES WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

MISONIX, INC.

By:	/s/ Joseph Dwyer
Name: Joseph Dwyer
Title: Interim Chief Financial Officer

INVESTOR:

/s/ Stavros G. Vizirgianakis
Stavros G. Vizirgianakis

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